January 20, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV/Marine Trust 2001-1
    Registration No. 333-56303-04

On behalf of Distribution Financial Services RV/Marine Trust 2001-1 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-04

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

January 15, 2004
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV/Marine Trust 2001-1
          January 15, 2004 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   January 20, 2004



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:             09-Jan-04
Determination Date:          12-Jan-04
Monthly Payment Date:        15-Jan-04
Collection Period Ending:    31-Dec-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                 10,100,107.44
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      104,862.58
     Current Monthly Interest Shortfall/Excess                                                                          -135,854.33
     Recoup of Collection Expenses                                                                                       -19,487.74
     Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             10,049,627.95

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                      1,819,977.04
     Amount of Interest Payments Received During the Collection Period                                                 1,955,831.37
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                           -135,854.33

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
     Beginning Reserve Account Balance                                                                                 3,971,004.00
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
     Reserve Account Investment Earnings                                                                                   3,225.35
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -3,225.35
     has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,971,004.00
     Total Ending Reserve Balance                                                                                      3,971,004.00

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                        1,955,831.37
     Scheduled Principal Payments Received                                                                             1,455,818.42
     Principal Prepayments Received                                                                                    6,688,457.65
     Total Interest and Principal Payments Received                                                                   10,100,107.44

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     112,341.42
     minus  Reasonable Expenses                                                                                            7,478.84
     Net Liquidation Proceeds                                                                                            104,862.58
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       104,862.58

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             10,204,970.02

V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             240,261,080.10
     multiplied by Servicer Fee Rate                                                                                          0.75%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                 150,163.18




VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                    240,261,080.10
     Pool Balance as of the Current Accounting Date                                                                  231,698,120.61
     Age of Pool in Months                                                                                                       26

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          240,261,080.10
     Aggregate Note Balance as of Current Accounting Date                                                            231,698,120.61

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         60                          1,411,213.13             0.609%
     60-89 Days Delinquent         19                            517,658.22             0.223%
     90-119 Days Delinquent        20                          1,111,408.50             0.480%
     120+ Days Delinquent           0                                  0.00             0.000%
     Defaults for Current Per      11                            418,683.42             0.181%
     Cumulative Defaults           345                        13,731,535.70             2.593%
     Cumulative Recoveries                                     5,226,388.26             0.987%
    Current Period Realized Losses
     Current Month Realized Losses                                                                                       418,683.42
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.079%
     Preceding Realized Losses                                                                                           446,884.84
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.033%
     Second Preceding Realized Losses                                                                                    399,789.28
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.076%
     Cumulative Realized Losses                                                                                        8,505,147.44
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.606%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.43760616
    Note Pool Factor                                                                                                     0.42693591

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  150,163.18
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                           120,716.27
     Class A-4                                                                                                           448,875.00
     Class A-5                                                                                                           373,205.42
     Class B                                                                                                             106,255.75
     Class C                                                                                                              52,993.50
     Class D                                                                                                              85,352.08

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                       30,561,080.10      8,562,959.49  21,998,120.61
     Class A-4                                                                       95,000,000.00              0.00  95,000,000.00
     Class A-5                                                                       72,350,000.00              0.00  72,350,000.00
     Class B                                                                         19,830,000.00              0.00  19,830,000.00
     Class C                                                                          9,270,000.00              0.00   9,270,000.00
     Class D                                                                         13,250,000.00              0.00  13,250,000.00


c)  Excess Spread Received                                                                                               149,107.26



VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             9.21%
    Weighted Average Remaining Maturity (WAM)                                                                                149.71


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               10,049,627.95


TOTAL WIRE TO HSBC                                                                                                     9,900,520.69

Amount Due To Servicer                                                                                                   149,107.26
